                                                                    EXHIBIT 99.1


                     LEVIATHAN GAS PIPELINE PARTNERS, L.P.


                         LEVIATHAN FINANCE CORPORATION


                             LETTER OF TRANSMITTAL
                                      FOR
                           TENDER OF ALL OUTSTANDING

              10 3/8% SERIES A SENIOR SUBORDINATED NOTES DUE 2009

                                IN EXCHANGE FOR

              10 3/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2009

                      THAT HAVE BEEN REGISTERED UNDER THE
                             SECURITIES ACT OF 1933

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,

    ON MONDAY, SEPTEMBER 27, 1999, UNLESS EXTENDED (THE "EXPIRATION DATE").


     SERIES A NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY

      TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                         Deliver to the Exchange Agent:


                           CHASE BANK OF TEXAS, N.A.



      By Registered or Certified Mail or
              Overnight Courier:                             By Hand in Dallas:
          Chase Bank of Texas, N.A.                      Chase Bank of Texas, N.A.
          Corporate Trust Operations                     Corporate Trust Operations
                P.O. Box 2320                                 1201 Main Street
           Dallas, Texas 75221-2320                         Dallas, Texas 75202
                1-800-275-2048                                 1-800-275-2048
              Attn: Frank Ivins                              Attn: Frank Ivins


                           By Facsimile Transmission:
                        (for Eligible Institutions Only)

                                 (214) 672-5746


                             Confirm by Telephone:

                                 (214) 672-5678



                             ---------------------

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


     The undersigned hereby acknowledges receipt and review of the prospectus dated August 27, 1999 of Leviathan Gas Pipeline Partners, L.P., a Delaware limited partnership, and Leviathan Finance Corporation, a Delaware corporation (together, "Leviathan"), and this Letter of Transmittal, which together describe the offer of Leviathan (the "exchange offer") to exchange Leviathan's 10 3/8% Series B Senior Subordinated Notes due 2009 (the "Series B notes"), which have been registered under the Securities Act of 1933, as amended

(the "Securities Act"), pursuant to a registration statement of which the prospectus is a part, for a like principal amount of Leviathan's issued and outstanding 10 3/8% Series A Senior Subordinated Notes due 2009 (the "Series A notes"). Certain terms used but not defined herein have the respective meanings given to them in the prospectus.

     Leviathan reserves the right, at any time or from time to time, to extend the exchange offer at its discretion, in which event the term "expiration date" shall mean the latest date to which the exchange offer is extended. Leviathan shall give notice of any extension by giving oral, confirmed in writing, or written notice to the exchange agent and by making a public announcement by press release to the Dow Jones News Service prior to 9:00 a.m., New York City time, on the first business day after the previously scheduled expiration date. The term "business day" shall mean any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.

     This Letter of Transmittal is to be used by a holder of Series A notes if original Series A notes, if available, are to be forwarded herewith or an agent's message is to be used if delivery of Series A notes is to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company (the "book-entry transfer facility") pursuant to the procedures set forth in the prospectus under the caption "The Exchange
Offer -- Procedures for Tendering Series A Notes." Holders of Series A notes whose Series A notes are not immediately available, or who are unable to deliver their Series A notes and all other documents required by this Letter of Transmittal to the exchange agent on or prior to the expiration date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Series A notes according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer -- Procedures for Tendering Series A Notes -- Guaranteed Delivery." See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the exchange agent.

     The term "holder" with respect to the exchange offer means any person in whose name Series A notes are registered on the books of Leviathan or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer. Holders who wish to tender their Series A notes must complete this Letter of Transmittal in its entirety.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Series A notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

-----------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF SERIES A NOTES TENDERED
-----------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 EXACTLY AS NAME(S) APPEAR(S) ON SERIES A NOTES
OR BOOK-ENTRY ACCOUNT (PLEASE FILL IN, IF BLANK)                 SERIES A NOTE(S) TENDERED
-----------------------------------------------------------------------------------------------------------
                                                                    AGGREGATE PRINCIPAL       PRINCIPAL
                                                    REGISTERED       AMOUNT REPRESENTED        AMOUNT
                                                    NUMBER(S)*           BY NOTE(S)          TENDERED**
                                                   ------------------------------------------------------

                                                   ------------------------------------------------------

                                                   ------------------------------------------------------

                                                   ------------------------------------------------------

                                                   ------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
  * Need not be completed by book-entry holders.
 ** Unless otherwise indicated, any tendering holder of Series A notes will be deemed to have tendered the entire aggregate principal amount represented by such Series A notes. All tenders must be in integral multiples of $1,000.
-----------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SERIES A NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:
-------------------------------------------------------------------------------

Account Number:
--------------------------------------------------------------------------------

Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of registered holder(s) of Series A notes:
----------------------------------------------------------

Date of execution of Notice of Guaranteed Delivery:
---------------------------------------------------------

Window ticket number (if available):
-------------------------------------------------------------------------

Name of eligible institution that guaranteed delivery:
---------------------------------------------------------

Account number (if delivered by book-entry transfer):
-------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
    THERETO:

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to Leviathan for exchange the principal amount of Series A notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Series A notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to Leviathan all right, title and interest in and to the Series A notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of Leviathan in connection with the exchange offer) with respect to the tendered Series A notes with full power of substitution to:

     - deliver such Series A notes, or transfer ownership of such Series A notes on the account books maintained by the book-entry transfer facility, to Leviathan and deliver all accompanying evidences of transfer and authenticity, and

     - present such Series A notes for transfer on the books of Leviathan and receive all benefits and otherwise exercise all rights of beneficial ownership of such Series A notes,

all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Series A notes tendered hereby and to acquire the Series B notes issuable upon the exchange of such tendered Series A notes, and that Leviathan will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by Leviathan.

     The undersigned acknowledge(s) that this exchange offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989), Morgan Stanley & Co. Inc., SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Mary Kay Cosmetics, Inc., SEC No-Action Letter (available June 5, 1991), that the Series B notes issued in exchange for the Series A notes pursuant to the exchange offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Series A notes exchanged for such Series B notes directly from Leviathan to resell pursuant to Rule 144A or any other available exemption under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Series B notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such Series B notes. The undersigned specifically represent(s) to Leviathan that:

     - any Series B notes acquired in exchange for Series A notes tendered hereby are being acquired in the ordinary course of business of the person receiving such Series B notes, whether or not the undersigned;

     - the undersigned is not participating in, and has no arrangement with any person to participate in, the distribution of Series B notes;

     - neither the undersigned nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of Leviathan or a broker-dealer tendering Series A notes acquired directly from Leviathan.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Series B notes. If the undersigned is a broker-dealer that will receive Series B notes for its own account in exchange for Series A notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Series B notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the exchange offer for the purpose of distributing the Series B notes:

     - the undersigned cannot rely on the position of the staff of the SEC in the Morgan Stanley Letter and similar SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Series B notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC; and

     - a broker-dealer that delivers such a prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the Securities Act and will be bound by the provisions of the registration agreement (including certain indemnification rights and obligations).

     The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or Leviathan to be necessary or desirable to complete the exchange, assignment and transfer of the Series A notes tendered hereby, including the transfer of such Series A notes on the account books maintained by the book-entry transfer facility.

     For purposes of the exchange offer, Leviathan shall be deemed to have accepted for exchange validly tendered Series A notes when, as and if Leviathan gives oral or written notice thereof to the exchange agent. Any tendered Series A notes that are not accepted for exchange pursuant to the exchange offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the expiration date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned acknowledges that the acceptance of properly tendered Series A notes by Leviathan pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering Series A Notes" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Leviathan upon the terms and subject to the conditions of the exchange offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the Series B notes issued in exchange for the Series A notes accepted for exchange and return any Series A notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Series B notes issued in exchange for the Series A notes accepted for exchange and any Series A notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Series B notes issued in exchange for the Series A notes accepted for exchange in the name(s) of, and return any Series A notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that Leviathan has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Series A notes from the name of the registered holder(s) thereof if Leviathan does not accept for exchange any of the Series A notes so tendered for exchange.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

     To be completed ONLY (i) if Series A notes in a principal amount not tendered, or Series B notes issued in exchange for Series A notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or
(ii) if Series A notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at the book-entry transfer facility other than the account indicated above.

Issue Series B notes and/or Series A notes to:

Name:
--------------------------------------------------------------------------------
                                (Please Print or Type)

--------------------------------------------------------------------------------


Address:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              (Include Zip Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

[ ] Credit unexchanged Series A notes delivered by book-entry transfer to the book-entry transfer facility set forth below:

    Book-entry transfer facility account number:

                         (Complete Substitute Form W-9)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

     To be completed ONLY if Series A notes in a principal amount not tendered, or Series B notes issued in exchange for Series A notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

Mail or deliver Series B notes and/or Series A notes to:


Name:
--------------------------------------------------------------------------------
                             (Please Print or Type)

--------------------------------------------------------------------------------


Address:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

                                   IMPORTANT

                 PLEASE SIGN HERE WHETHER OR NOT SERIES A NOTES
                      ARE BEING PHYSICALLY TENDERED HEREBY

          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
             (Signature(s) of Registered Holder(s) of Series A Notes)

Dated:                                                                      1999
       -------------------------------------------------------------------,


(The above lines must be signed by the registered holder(s) of Series A notes as name(s) appear(s) on the Series A notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Series A notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by Leviathan, submit evidence satisfactory to Leviathan of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name(s):
--------------------------------------------------------------------------------
                                 (Please Type or Print)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE

                         (IF REQUIRED BY INSTRUCTION 5)

Certain signatures must be guaranteed by an eligible institution.

Signature(s) guaranteed by an eligible institution:

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

--------------------------------------------------------------------------------
                          (Address, Include Zip Code)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated:                                                                      1999
---------------------------------------------------------------------------,

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Series A Notes or Book-Entry Confirmations. All physically delivered Series A notes or any confirmation of a book-entry transfer to the exchange agent's account at the book-entry transfer facility of Series A notes tendered by book-entry transfer (a "book-entry confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) or agent's message, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the expiration date. The method of delivery of the tendered Series A notes, this Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent before the expiration date. No Letter of Transmittal or Series A notes should be sent to Leviathan.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their Series A notes and whose Series A notes are not immediately available or who cannot deliver their Series A notes, this Letter of Transmittal or any other documents required hereby to the exchange agent prior to the expiration date or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an agent's message, must tender their Series A notes according to the guaranteed delivery procedures set forth in the prospectus. Pursuant to such procedures:

     - such tender must be made by or through a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "eligible institution");

     - prior to the expiration date, the exchange agent must have received from the eligible institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Series A notes, the registration number(s) of such Series A notes and the total principal amount of Series A notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the expiration date, this Letter of Transmittal (or facsimile hereof) together with the Series A notes in proper form for transfer (or a book-entry confirmation) and any other documents required hereby, must be deposited by the eligible institution with the exchange agent within five business days after the expiration date; and

     - the certificates for all physically tendered shares of Series A notes, in proper form for transfer (or book-entry confirmation, as the case may be) and all other documents required hereby are received by the exchange agent within five business days after the expiration date.

     Any holder of Series A notes who wishes to tender Series A notes pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the expiration date. Upon request of the exchange agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Series A notes according to the guaranteed delivery procedures set forth above.

     See "The Exchange Offer -- Procedures for Tendering Series A
Notes -- Guaranteed Delivery" section of the prospectus.

     3. Tender by Holder. Only a holder of Series A notes may tender such Series A notes in the exchange offer. Any beneficial holder of Series A notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Series A notes, either make appropriate arrangements to register ownership of the Series A notes in such holder's name or obtain a properly completed bond power from the registered holder.

     4. Partial Tenders. Tenders of Series A notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Series A notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Series A Notes Tendered" above. The entire principal amount of Series A notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Series A notes is not tendered, then Series A notes for the principal amount of Series A notes not tendered and Series B notes issued in exchange for any Series A notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Series A notes are accepted for exchange.

     5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Series A notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Series A notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the book-entry transfer facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Series A notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Series A notes listed and tendered hereby and the Series B notes issued in exchange therefor are to be issued (or any untendered principal amount of Series A notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Series A notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Series A notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an eligible institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Series A notes listed, such Series A notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Series A notes.

     If this Letter of Transmittal (or facsimile hereof) or any Series A notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Leviathan, evidence satisfactory to Leviathan of their authority to act must be submitted with this Letter of Transmittal.

     Endorsements on Series A notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an eligible institution.

     No signature guarantee is required if:

     - this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Series A notes tendered herein (or by a participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the tendered Series A notes) and the Series B notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the book-entry transfer facility, deposited to such participant's account at such book-entry transfer facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Issuance Instructions" has been completed; or

     - such Series A notes are tendered for the account of an eligible institution.

In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an eligible institution.

     6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which Series B notes or substitute Series A notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. Transfer Taxes. Leviathan will pay all transfer taxes, if any, applicable to the exchange of Series A notes pursuant to the exchange offer. If, however, Series B notes or Series A notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Series A notes tendered hereby, or if tendered Series A notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Series A notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SERIES A NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

     8. Tax Identification Number. Federal income tax law requires that a holder of any Series A notes that are accepted for exchange must provide Leviathan (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If Leviathan is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that:

     - the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends; or

     - the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the Series A notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     Leviathan reserves the right in its sole discretion to take whatever steps are necessary to comply with Leviathan's obligations regarding backup withholding.

     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Series A notes will be determined by Leviathan in its sole discretion, which determination will be final and binding. Leviathan reserves the absolute right to reject any and all Series A notes not properly tendered or any Series A notes the acceptance of which would, in the opinion of Leviathan or its counsel, be unlawful. Leviathan also reserves the absolute right to waive any conditions of the exchange offer or defects or irregularities in tenders as to particular Series A notes. The interpretation of the terms and conditions by Leviathan of the exchange offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A notes must be cured within such time as Leviathan shall determine. Neither Leviathan, the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Series A notes nor shall any of them incur any liability for failure to give such notification.

     10. Waiver of Conditions. Leviathan reserves the absolute right to waive, in whole or part, any of the conditions to the exchange offer set forth in the prospectus.

     11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Series A notes or transmittal of this Letter of Transmittal will be accepted.

     12. Mutilated, Lost, Stolen or Destroyed Series A Notes. Any holder whose Series A notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

     13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the prospectus or this Letter of Transmittal may be directed to the exchange agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

     14. Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the prospectus under the caption "The Exchange
Offer -- Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE SERIES A NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

                                                                               ------------------------------
 SUBSTITUTE                   PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT  Social Security Number(s)
 FORM W-9                     THE RIGHT AND CERTIFY BY SIGNING AND DATING
                              BELOW                                            OR
                                                                               ------------------------------
                                                                               Employer Identification Number
                              PART 2 -- Certification -- Under penalties of    PART 3 --
 Department of the Treasury   perjury, I certify that:
 Internal Revenue Service                                                      Awaiting TIN [ ]
                              (1) The number shown on this form is my correct
 PAYER'S REQUEST FOR              Taxpayer Identification Number (or I am      Please complete the Certificate of
 TAXPAYER IDENTIFICATION          waiting for a number to be issued to me)     Awaiting Taxpayer Identification
 NUMBER (TIN)                     and                                          Number below.
                              (2) I am not subject to backup withholding
                              either because I have not been notified by
                                  Internal Revenue Service ("IRS") that I am
                                  subject to backup withholding as a result
                                  of failure to report all interest or
                                  dividends or the IRS has notified me that I
                                  am no longer subject to backup withholding.

                              CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                              SIGNATURE ------------------------------- DATE------------------------- , 1999
                              NAME (Please Print)----------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

-----------------------------------------------------  --------------------------------------- ,  1999
                      Signature                                              Date

-----------------------------------------------------
                 Name (Please Print)

                     CERTIFICATE FOR FOREIGN RECORD HOLDERS

     Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).

-----------------------------------------------------  --------------------------------------- ,  1999
                      Signature                                              Date